UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

BRIGHT MOUNTAIN HOLDINGS, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6301 NW 5TH Way, Suite 1400, Fort Lauderdale, Florida 33309

(Address of principal executive offices)

954-740-2288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation.

On November 14, 2012, the Registrant filed an amendment to its articles of incorporation with the Nevada Secretary of State office.  Pursuant to the amendment, the Registrant changed its name from “My Catalogs Online, Inc.” to “Bright Mountain Holdings, Inc.”  There were no other changes made to the Registrant’s articles of incorporation with such amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Mountain Holdings, Inc.

Date: April 23, 2013	By:	/s/ Jerrold D. Burden
Jerrold D. Burden, President